UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2017

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53979	20-1282850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10615 Professional Circle, Suite 201, Reno, NV 89521
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (855) 807-8776

______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 8.01   Other Events.

On September 27, 2017, the Company issued a press release announcing the creation of a new subsidiary intended to commercialize new security technologies for blockchain networks. A copy of such press release is attached as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Title of Document

99.1	Press Release dated September 27, 2017 announcing creation of new subsidiary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.

Date: September 27, 2017	By: /s/ Robert Graham
Name: Robert Graham
Title: Chief Executive Officer and President